Exhibit 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Third Amendment to Amended and Restated Credit Agreement (this “Amendment”) dated as of August 21, 2015, is by and among EVERYDAY HEALTH, INC., a Delaware corporation (“EDH”), EVERYDAY HEALTH MEDIA, LLC, a Delaware limited liability company (“EDH Media”), MEDPAGE TODAY, L.L.C., a New Jersey limited liability company (“MedPage” and together with EDH, EDH Media, and MedPage, individually and collectively, jointly and severally, the “Borrower”), DOCTORDIRECTORY.COM, LLC, a Delaware limited liability company (“DoctorDirectory”), Cambridge BioMarketing Group, LLC, a Delaware limited liability company (“Cambridge”, and together with DoctorDirectory, individually and collectively, jointly and severally, the “Guarantor”), the several banks and other financial institutions or entities party to this Amendment as a “Lender” hereunder (each a “Lender” and, collectively, the “Lenders”), SILICON VALLEY BANK (“SVB”), as administrative agent and collateral agent for the Lenders (in such capacities, the “Administrative Agent”), SVB, as the Issuing Lender (as defined in the Credit Agreement referred to below), and SVB, as the Swingline Lender (as defined in the Credit Agreement referred to below).

W I T N E S S E T H:

WHEREAS, the parties hereto are party to that certain Amended and Restated Credit Agreement dated as of November 10, 2014, as amended by that certain First Amendment to Amended and Restated Credit Agreement and Consent dated as of March 19, 2015 and as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of March 31, 2015 (as the same may be further amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested, and the Borrower, the Required Lenders and the Administrative Agent agree to modify and amend certain terms and conditions of the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.     Capitalized Terms.  All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2.     Amendment to Section 1.1 of the Credit Agreement.  The definition of “Change of Control” is hereby by amended and restated in its entirety as follows:

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“Change of Control”:  (a) other than WF Holding Company, LLC, Rho Ventures and their respective Affiliates, any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 35% or more of the voting Capital Stock of EDH; (b) during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of EDH cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or (c) at any time, EDH shall cease to own and control, of record and beneficially, directly or indirectly, 100% of each class of outstanding Capital Stock of each other Loan Party free and clear of all Liens (except Liens created by the Security Documents).

3.     Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of and in form and substance satisfactory to, as applicable, the Administrative Agent:

(a)         This Amendment shall have been duly executed and delivered by the respective parties hereto. The Administrative Agent shall have received a fully executed copy hereof.

(b)         All necessary consents and approvals to this Amendment shall have been obtained by the Loan Parties.

(c)         After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(d)         After giving effect to this Amendment, the representations and warranties herein and in the Credit Agreement and the other Loan Documents shall be (i) to the extent qualified by materiality, true and correct in all respects, and (ii) to the extent not qualified by materiality, true and correct in all material respects, in each case on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

4.          Representations and Warranties.  Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a)         This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Loan Party that is a party thereto, will be the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally and equitable principals (whether enforcement is sought by proceedings in equity or at law).

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(b)         Its representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect hereto, and the other Loan Documents to which it is a party are (i) to the extent qualified by materiality, true and correct in all respects and (ii) to the extent not qualified by materiality, true and correct in all material respects, in each case, on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

(c)         The execution and delivery by each Loan Party of this Amendment, the performance by such Loan Party of its obligations hereunder and the performance of the Borrower under the Credit Agreement, as amended by this Amendment, (i) have been duly authorized by all necessary organizational action on the part of such Loan Party and (ii) will not (A) violate any provisions of the certificate of incorporation or formation or organization or by-laws or limited liability company agreement or limited partnership agreement of such Loan Party or (B) constitute a violation by such Loan Party of any applicable material Requirement of Law.

5.          Each Loan Party acknowledges that the Administrative Agent and the Lenders have acted in good faith and have conducted in a commercially reasonable manner their relationships with each Loan Party in connection with this Amendment and in connection with the other Loan Documents. Each Loan Party understands and acknowledges that the Administrative Agent and the Lenders are entering into this Amendment in reliance upon, and in partial consideration for, the above representations, warranties, and acknowledgements, and agrees that such reliance is reasonable and appropriate.

6.          Payment of Costs and Expenses.  The Borrower shall pay to the Administrative Agent all reasonable costs and out-of-pocket expenses of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment (which costs include, without limitation, the reasonable and documented fees and expenses of any attorneys retained by the Administrative Agent).

7.          Choice of Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Each party hereto submits to the exclusive jurisdiction of the State and Federal courts in the Southern District of the State of New York; provided, however, that nothing in the Credit Agreement, as amended by this Amendment, or this Amendment, shall be deemed to operate to preclude the Administrative Agent or any Lender from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of such Agent or such Lender. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AMENDMENT, THE OTHER LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AMENDMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

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8.          Counterpart Execution.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or by e-mail transmission of an Adobe file format document (also known as a PDF file) shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or by e-mail transmission of an Adobe file format document (also known as a PDF file) also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9.          Effect on Loan Documents.

(a)         The amendments and consent set forth herein shall be limited precisely as written and shall not be deemed (a) to be a forbearance, waiver, or modification of any other term or condition of the Credit Agreement or of any Loan Documents or to prejudice any right or remedy which the Administrative Agent may now have or may have in the future under or in connection with the Loan Documents; (b) to be a consent to any future consent or modification, forbearance, or waiver to the Credit Agreement or any other Loan Document, or to any waiver of any of the provisions thereof; or (c) to limit or impair the Administrative Agent’s right to demand strict performance of all terms and covenants as of any date. Each Loan Party hereby ratifies and reaffirms its obligations under the Credit Agreement and the other Loan Documents to which it is a party and agrees that none of the consents or modifications to the Credit Agreement set forth in this Amendment shall impair such Loan Party’s obligations under the Loan Documents or the Administrative Agent’s rights under the Loan Documents. Each Loan Party hereby further ratifies and reaffirms the validity and enforceability of all of the Liens heretofore granted, pursuant to and in connection with the Guarantee and Collateral Agreement or any other Loan Document to the Administrative Agent on behalf and for the benefit of the Secured Parties, as collateral security for the obligations under the Loan Documents, in accordance with their respective terms, and acknowledges that all of such Liens, and all collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof. Each Loan Party acknowledges and agrees that the Credit Agreement and each other Loan Document is still in full force and effect and acknowledges as of the date hereof that such Loan Party has no defenses to enforcement of the Loan Documents. Each Loan Party waives any and all defenses to enforcement of the Credit Agreement as amended hereby and each other Loan Documents that might otherwise be available as a result of this Amendment of the Credit Agreement. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.

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(b)         To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

(c)         This Amendment is a Loan Document.

10.        Entire Agreement.  This Amendment constitutes the entire agreement between the Loan Parties and the Lenders pertaining to the subject matter contained herein and supersedes all prior agreements, understandings, offers and negotiations, oral or written, with respect hereto and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Amendment. All of the terms and provisions of this Amendment are hereby incorporated by reference into the Credit Agreement, as applicable, as if such terms and provisions were set forth in full therein, as applicable. All references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import shall mean the Credit Agreement as amended hereby.

11.        Severability.  The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Amendment in any jurisdiction.

[SIGNATURE PAGES FOLLOW]

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

EVERYDAY HEALTH, INC.

By:	/s/ Alan Shapiro
Name:	Alan Shapiro
Titlle:	EVP and General Counsel

EVERYDAY HEALTH MEDIA, LLC

By:	/s/ Alan Shapiro
Name:	Alan Shapiro
Title:	EVP and General Counsel

MEDPAGE TODAY, L.L.C.

By:	/s/ Alan Shapiro
Name:	Alan Shapiro
Title:	President

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GUARANTOR:

DOCTORDIRECTORY.COM, LLC

By:	/s/ Alan Shapiro
Name:	Alan Shapiro
Title:	President

Cambridge BioMarketing Group, LLC

By:	/s/ Alan Shapiro
Name	Alan Shapiro
Title:	President

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SILICON VALLEY BANK,
as Administrative Agent, as a Lender, as Issuing Lender and as Swingline Lender

By:	/s/ Jennie T. Bartlett
Name:	Jennie T. Bartlett
Title:	Vice President

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COMERICA BANK,
as a Lender

By:	/s/ John Benetti
Name:	John Benetti
Title:	Senior Vice President

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SUNTRUST BANK,
as a Lender

By:	/s/ Marshall T. Mangum, III
Name:	Marshall T. Mangum, III
Title: Director

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CIT FINANCE LLC,
as a Lender

By:	/s/ Timothy G. Beh
Name:	Timothy G. Beh
Title: Vice President

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MUFG UNION BANK, N.A.,
as a Lender

By:	/s/ Edward Khaymenis
Name:	Edward Khaymenis
Title: Vice President

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STIFEL BANK & TRUST,
as a Lender

By:	/s/ John H. Phillips
Name:	John H. Phillips
Title: Executive Vice President

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